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                                  SCHEDULE 14A
                     Information Required in Proxy Statement


                            Schedule 14A Information


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12




                         MASSMUTUAL CORPORATE INVESTORS
                         -------------------------------
                (Name of Registrant as Specified In Its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.
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                         MassMutual Corporate Investors
                            Proxy Solicitation Script
                         August 8, 2005--Special Meeting


Hi, my name is _____________ and this is a courtesy call from ADP. I am a proxy representative on behalf of MassMutual Corporate Investors calling for _________ are they available?

WHEN CORRECT SHAREHOLDER COMES ON THE LINE:
         Hi Mr./Ms. ____________, my name is _____________ and I am calling from ADP since you are a shareholder of the MassMutual Corporate Investors. Recently you were mailed proxy materials for the upcoming special meeting of shareholders scheduled for Monday, August 8th, 2005.

IF THE SHAREHOLDER ANSWERS:
         Hi Mr./Ms. ____________, I am calling from ADP because you are a shareholder of MassMutual Corporate Investors. Recently you were mailed proxy material for the upcoming special meeting of shareholders scheduled for Monday, August 8th, 2005.

HAVE YOU RECEIVED THIS MATERIAL?

IF NOT RECEIVED:
         I can resend the voting material to you. You should receive it with in 3 to 5 business days. Once received and reviewed there are several options for you to place your vote. You may use the automated system, the number is 1-800-690-6903, or vote online at www.proxyweb.com, you may also call us directly at 1-877-256-6082 or if you like we can schedule a call back for a later date.


         Mr./Ms. _____________ may I please verify your mailing address so I may send you another copy of this material?

VERIFY ADDRESS AND MAKE ANY CHANGES.
         The new package will be mailed out in the next 24 hours and you should receive it within 3-5 business days.

         Mr./Ms. _____________ would you like me to reschedule a call back in a few days after you have had a chance to review the material? (IF HIGH SHARE BALANCE, RESCHEDULE WITHOUT ASKING) WE WILL GIVE YOU A CALL BACK WITHIN A WEEK ONCE YOU HAVE HAD TIME TO REVIEW THE MATERIAL. THANK YOU FOR YOUR TIME AND HAVE A GREAT DAY/EVENING.

IF RECEIVED:
         Have you had a chance to review the material and are there any questions I can answer for you? (USE THE PROXY STATEMENT WITH ACCOMPANYING Q&A TO ANSWER ALL QUESTIONS.) If you have no (further) questions, would you like to take this opportunity to place your vote with me now over the phone?


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IF SHARES WERE SOLD AFTER JUNE 10TH, 2005:
         Since you were a shareholder on the date of record, which was, June 10th, 2005, you are still entitled to cast your vote. If you would like, I can go over the proxy material with you now and assist you in placing your vote.

IF YES REGARDING VOTING NOW-HOUSEHOLD:
         The process will only take a few moments.
         1.   I will introduce myself again and give the date and time.
         2.   I will then ask your permission to record your vote.
         3. At that point, I will ask you to verify your full name and mailing address, city, state and zip code to confirm ownership of your account.

         May I take your vote now?
         Thank you, for your protection this phone call will be recorded.

         My name is _________________ from ADP on behalf of MassMutual Corporate Investors.
         Today's date is ________________ and the time is ____________ E.D.T.

         Mr./Ms. __________________ do I have your permission to record your vote?

FOR THE RECORD, WOULD YOU PLEASE STATE YOUR FULL NAME AND FULL MAILING ADDRESS?

         The Board of Trustees has unanimously approved the proposals set forth in the material you received and recommends a favorable vote for all proposals. Do you wish to support the Board's recommendation for each of your accounts?

IF YES REGARDING VOTING NOW-CORPORATE:

THIS PROCESS WILL ONLY TAKE A FEW MOMENTS.
         1.   I will introduce myself again and give the date and time.
         2.   I will ask your permission to record your vote.
         3. Then I will ask you to verify your full name and your company's full mailing address, city, state, and zip code.
         4. Finally I will ask you to confirm that you are authorized to vote on this account.

MAY I TAKE YOUR VOTE NOW?
         Thank you, for your protection this phone call will be recorded.

         My name is ________________ from ADP on behalf of MassMutual Corporate Investors.

         Today is ________________ and the time is _____________ E.S.T.

         Mr./Ms. ________________ do I have your permission to record your vote?

FOR THE RECORD, WOULD YOU PLEASE STATE YOUR FULL NAME AND COMPANY MAILING
ADDRESS?


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ARE YOU AUTHORIZED TO VOTE THESE SHARES?

THE BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE PROPOSALS AS SET FORTH IN THE PROXY MATERIALS YOU RECEIVED AND RECOMMENDS A FAVORABLE VOTE FOR ALL PROPOSALS. DO YOU WISH TO SUPPORT THE BOARD'S RECOMMENDATION FOR EACH OF YOUR ACCOUNTS?

FOR FAVORABLE VOTE:
         Mr./Ms. ________________ I have recorded your vote as follows, for all of your MassMutual Corporate Investors accounts you are voting the Board's recommendation in favor of all proposals as set forth in the proxy materials you received, is that correct?

FOR NON-FAVORABLE VOTE:
         Mr./Ms. ________________ I have recorded your vote as follows, for all of your MassMutual Corporate Investors accounts you are voting against all proposals as set forth in the proxy materials you received, is that correct?

RECORD ALL VOTES AS SHAREHOLDER REQUESTS AND CONFIRM BY READING BACK THEIR CHOICES.
         Within the next 72 hours we will mail you a written confirmation of your vote. If we have not recorded your information correctly or if you wish to change your vote, please call 1-877-256-6082 to let us know. Also, please be aware that your vote cannot be changed after 11:00 a.m. ET on Monday August 8th, 2005. Thank you very much for your participation and have a great day/evening.

IF NOT INTERESTED IN VOTING NOW:
         Sorry for the inconvenience today. Please be aware that as a shareholder, your vote is important. Please fill out your proxy card at your earliest convenience, sign it, date it and mail it back in the prepaid envelope. Or, if you wish, you can vote over the phone with an automated system at 1-800-690-6903 or on the Internet at www.proxyvote.com. You will need the control number on your proxy card, which is the shaded number on your proxy card. Thank you again for your time today, and have a wonderful day/evening.

IF YES TO CALL BACK:
         Thank you very much Sir/Madame, we will give you a call back at your convenience on _________________ at ______________ o'clock your time.
         Should you have any further questions prior to our call back, please feel free to call ADP at 1-877-256-6082. Thank you for your time and have a great day/evening.

IF NO TO CALL BACK:
         Sorry for the inconvenience today, but we would like to ensure you, that as a shareholder, your vote is important. Please vote your shares by filling out the proxy card, signing and dating it or if you would like to vote by phone, you may do so by calling us at 1-877-256-6082 or an automated system at 1-800-690-6903. You can also go on the Internet and vote there at www.proxyvote.com. Please understand that you have the opportunity to vote on this important proposal. Thank you for your time and participation today and have a good day/evening.


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                           ANSWERING MACHINE MESSAGE:

         Hello, my name is ____________________ and I am a proxy representative for ADP on behalf of MassMutual Corporate Investors, with which you are a shareholder. You should have received material in the mail recently concerning the Special meeting of shareholders to be held on August 8th, 2005.

         Your vote is very important. You can provide your vote quickly and easily by touchtone phone, Internet or by mail. Your proxy card has all of the details or you may call us toll free at 1-877-256-6082 to answer any questions you may have and also to cast your vote directly over the phone.

         Thank you in advance for your time and have a great day/evening.


                           INBOUND - CLOSED RECORDING

         Thank you for calling the MassMutual Corporate Investors Shareholder meeting information line. Our offices are now closed. Please call us back during our normal business hours - which are, Monday through Friday, 9:30AM - 9:00PM and Saturday 10:00AM - 6:00PM ET. Thank you and have a nice day.


                         INBOUND - CALL IN QUEUE MESSAGE

         Thank you for calling the MassMutual Corporate Investors Shareholder meeting information line. All of our representatives are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.



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